SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


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                                  FORM 8-K


           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



Date of report (date of earliest event reported): June 25, 2001



                            Rayovac Corporation
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           (Exact name of registrant as specified in its charter)


Wisconsin                          001-13615                     22-2423556
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(State or other Jurisdiction        (Commission                 (IRS Employer
of Incorporation)                    File Number)           Identification No.)


601 Rayovac Drive                 Madison, WI                         53711
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(Address of principal executive offices)                           (Zip Code)


                               (608) 275-3340
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                           Registrant's telephone number
                                including area code


                               Not Applicable
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                Former Name or Former Address, if Changed Since Last Report


Item 5.           Other Events.

                  On June 25, 2001, Rayovac Corporation (the "Company") issued a press release announcing the pricing terms for the tender offer for all of its outstanding $65 million principal amount of 10 1/4% Series B Senior Subordinated Notes due 2006.

                  A copy of the press release issued by the Company dated June 25, 2001 is attached as Exhibit 99.1 hereto and incorporated by reference herein.



Item 7.           Financial Statements, Pro Forma Financial Information and
Exhibits.

(c) Exhibits.

99.1     Press Release dated June 25, 2001 issued by the Company.





                                 SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                               RAYOVAC CORPORATION



Date:  June  25, 2001          By: /s/ Randall J. Steward
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                                  Name:  Randall J. Steward
                                  Title: Executive Vice President of
                                         Administration and Chief
                                         Financial Officer


                               EXHIBIT INDEX

Exhibit                    Description

99.1                       Press Release dated June 25, 2001 issued by the
                           Company.